As filed with the Securities and Exchange Commission on October 1, 2007

Securities Act Registration No. 033-78264

Investment Company Act Registration No. 811-08490

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 35	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 37	☒

EXCELSIOR FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

One Financial Center

Boston, MA 02111

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 617-426-3750

Name and Address of Agent for Service:	Copies to:

Timothy W. Levin, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, Pennsylvania 19103 Phone: (215) 963-5000 Fax: (215) 963-5001	James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(l)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Class A and Class C shares of the Registrant’s Equity Opportunities Fund. Information contained in the Registrant’s Registration Statement relating to any other series or any other classes of the series of the Registrant is neither amended nor suspended hereby.

Excelsior Equity Funds

October 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

EMERGING MARKETS FUND

ENERGY AND NATURAL RESOURCES FUND

CLASS A AND CLASS C SHARES

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about Class A and Class C shares of the Large Cap Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, and Emerging Markets Funds of Excelsior Funds, Inc. and the Equity Opportunities Fund of Excelsior Funds Trust (each, a Fund and collectively, the Funds) that you should know before investing. In addition to Class A and Class C shares, which are offered by this prospectus, the Large Cap Growth and Value and Restructuring Funds offer three other classes of shares: Shares class, Retirement Shares, and Institutional Shares, each of which is offered in a separate prospectus. The Small Cap Fund offers two other classes of shares: Shares class, and Retirement Shares, each of which is offered in a separate prospectus, and the Equity Opportunities and Emerging Markets Funds offer two other classes of shares: Shares class, and Institutional Shares, each of which is offered in a separate prospectus. The Energy and Natural Resources Fund offers one other class of shares: Shares class, which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an SAI and collectively, the SAIs), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an Adviser and together, the Advisers). See Investment Adviser later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks.

The following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of the Value and Restructuring and Energy and Natural Resources Funds is fundamental and may not be changed without the approval of the shareholders. The investment objective of the Equity Opportunities, Large Cap Growth, Small Cap and Emerging Markets Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 9.86% 3/31/06	Worst Quarter (1.71)% 6/30/06

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 12.82%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception**
Equity Opportunities Fund—Shares class
Return Before Taxes	19.41%	12.78%
Return After Taxes on Distributions	19.32%	12.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	11.01%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)***	15.79%	10.76%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)****	15.46%	11.27%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since March 31, 2004.
***	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
****	The Russell 1000 Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.35%	2.10%
Less Fee Waivers(e)	0.19%	0.19%
Net Annual Fund Operating Expenses	1.16%	1.91%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% in fees. If this waiver were reflected in the table, “Other Expenses” would be 0.30% and the “Net Annual Fund Operating Expenses” would be 1.11% and 1.86% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.16% and 1.91% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$960	$1,255	$2,090
Class C
Assuming no redemption	$194	$640	$1,111	$2,416
Assuming complete redemption of shares at the end of the period	$294	$640	$1,111	$2,416

6

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the Index), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of July 31, 2007, the market capitalization of the companies in the Index ranged from approximately $1.3 billion to approximately $480 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 39.37% 12/31/98	Worst Quarter (28.35)% 3/31/01

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 7.10%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 1000® Growth Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund—Shares class
Return Before Taxes	7.87%	1.46%	4.24%	**
Return After Taxes on Distributions	7.87%	1.46%	4.24%	**
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	1.25%	3.69%	**
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)****	9.07%	2.69%	3.06%	***

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since October 1, 1997.
***	Since September 30, 1997.
****

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.56%	2.31%
Less Fee Waivers(e)	0.36%	0.36%
Net Annual Fund Operating Expenses	1.20%	1.95%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses” would be 1.15% and 1.90% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.20% and 1.95% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$690	$1,006	$1,344	$2,296
Class C
Assuming no redemption	$198	$687	$1,203	$2,618
Assuming complete redemption of shares at the end of the period	$298	$687	$1,203	$2,618

9

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 28.03% 12/31/99	Worst Quarter (20.46)% 9/30/98

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 13.80%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Value Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund—Shares class
Return Before Taxes	14.88%	11.31%	13.80%
Return After Taxes on Distributions	14.71%	11.14%	13.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	9.82%	12.27%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	6.19%	8.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)***	22.25%	10.86%	11.00%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.41%	2.16%
Less Fee Waivers(e)	0.27%	0.27%
Net Annual Fund Operating Expenses	1.14%	1.89%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses” would be 1.09% and 1.84% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14% and 1.89% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$685	$971	$1,278	$2,147
Class C
Assuming no redemption	$192	$650	$1,135	$2,472
Assuming complete redemption of shares at the end of the period	$292	$650	$1,135	$2,472

12

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000® Index (the Index), measured at the time of purchase by the Fund. As of July 31, 2007, the market capitalization of the companies in the Index ranged from approximately $52 million to approximately $3.5 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 29.04% 6/30/03	Worst Quarter (24.77)% 9/30/98

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 14.74%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 2000® Index.* After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund—Shares class
Return Before Taxes	16.35%	11.93%	8.70%
Return After Taxes on Distributions	15.22%	11.55%	8.28%
Return After Taxes on Sales of Fund Shares	12.16%	10.43%	7.59%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)**	18.37%	11.39%	9.44%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**

The Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.58%	0.58%
Total Annual Fund Operating Expenses	1.58%	2.33%
Less Fee Waivers(e)	0.33%	0.33%
Net Annual Fund Operating Expenses	1.25%	2.00%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.53% and the “Net Annual Fund Operating Expenses” would be 1.20% and 1.95% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$695	$1,015	$1,357	$2,319
Class C
Assuming no redemption	$203	$696	$1,215	$2,641
Assuming complete redemption of shares at the end of the period	$303	$696	$1,215	$2,641

15

Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank or United Nations, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 59.10% 12/31/99	Worst Quarter (24.79)% 9/30/2001

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 13.13%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the MSCI Emerging Markets Index and the MSCI EAFE Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Emerging Markets Fund—Shares class
Return Before Taxes	33.79%	28.34%	9.73%	**
Return After Taxes on Distributions	32.95%	28.06%	9.47%	**
Return After Taxes on Distributions and Sale of Fund Shares	23.54%	25.49%	8.55%	**
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	32.17%	26.59%	—	****
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)*****	26.34%	14.98%	8.39%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since January 2, 1998.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.
****	Because the inception date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.
*****	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

17

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.76%	0.76%
Total Annual Fund Operating Expenses	2.26%	3.01%
Less Fee Waivers(e)	0.41%	0.41%
Net Annual Fund Operating Expenses	1.85%	2.60%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)

This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.

(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.71% and the “Net Annual Fund Operating Expenses” would be 1.80% and 2.55% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.85% and 2.60% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$752	$1,204	$1,680	$2,991
Class C
Assuming no redemption	$263	$892	$1,546	$3,298
Assuming complete redemption of shares at the end of the period	$363	$892	$1,546	$3,298

18

Energy and Natural Resources Fund

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, the Fund retains the flexibility to shift the Fund’s investments from one natural resource industry to another as it believes appropriate. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

The Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies.

19

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 25.99% 9/30/05	Worst Quarter (18.86)% 9/30/02

The Fund’s Shares class performance for quarter ended June 30, 2007 was 22.44%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund—Shares class
Return Before Taxes	11.34%	21.05%	15.05%
Return After Taxes on Distributions	8.14%	19.03%	13.12%
Return After Taxes on Distributions and Sale of Fund Shares	11.80%	18.15%	12.61%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	6.19%	8.42%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

20

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.49%	2.24%
Less Fee Waivers(e)	0.24%	0.24%
Net Annual Fund Operating Expenses	1.25%	2.00%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.59% and the “Net Annual Fund Operating Expenses” would be 1.20% and 1.95% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$695	$997	$1,320	$2,233
Class C
Assuming no redemption	$203	$677	$1,178	$2,556
Assuming complete redemption of shares at the end of the period	$303	$677	$1,178	$2,556

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

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Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non- recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Fixed Income Risk

Certain of the Funds may invest in fixed income securities from time to time. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration

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combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Investing in Columbia Money Market Funds

Each Fund may invest uninvested cash in shares of the registered money market funds advised by Columbia Management Advisors, LLC. Columbia Management Advisors, LLC and its affiliates are entitled to receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from a Fund for services provided directly.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, www.columbiafunds.com. The Funds’ portfolio holdings schedules will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (USTNA), or UST Advisers, Inc. (USTA and

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together with USTNA, the Advisers). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (U.S. Trust), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the Value and Restructuring, Small Cap and Emerging Market Funds. USTNA serves as investment adviser to the Equity Opportunities, Large Cap Growth, and Energy and Natural Resources Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (Bank of America). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2007, U.S. Trust had approximately $101.9 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, New York 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Equity Opportunities Fund	0.56%
Large Cap Growth Fund	0.74%
Value and Restructuring Fund	0.60%
Small Cap Fund	0.75%
Emerging Markets Fund	1.19%
Energy and Natural Resources Fund	0.60%

The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA, serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

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Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Thomas M. Galvin, CFA, serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bayles has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

Donald Elefson, CFA, serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. He has been with U.S. Trust since 1998.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Primary Service Providers

Columbia Management Advisors, LLC is the Funds’ administrator (the Administrator). Columbia Management Distributors, Inc. is the Funds’ distributor (the Distributor). Columbia Management Services, Inc. is the Funds’ transfer agent (the Transfer Agent). The Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Excelsior Funds and the Columbia Funds, including distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, which is included in “Other Expenses” in the Annual Fund Operating Expenses tables. The Administrator has implemented a breakpoint schedule for the Funds’ administration fees, except for the Emerging Markets Fund. The administration fees charged to the Funds will decline as Fund assets grow and will continue to be based on a percentage of a Fund’s average daily assets. The breakpoint schedules for the Funds are as follows:

Equity Opportunities Fund Large Cap Growth Fund Value and Restructuring Fund Small Cap Fund Energy and Natural Resources Fund	0.20% for assets up to $200 million; 0.175% for assets in excess of $200 million and up to $400 million; and 0.15% for assets in excess of $400 million.

The Emerging Markets Fund pays 0.200% of its average daily assets.

Distributor

Shares of the Funds are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

The Transfer Agent is a registered transfer agent and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Funds pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Funds’ behalf.

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Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as U.S. Trust Company), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the Companies), U.S. Trust, The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act of 1940 (the 1940 Act), however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Advisers’ ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

Choosing a Share Class

Comparison of the Share Classes

The Funds offer two classes of shares in this prospectus: Class A and Class C shares. The Funds may also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A and Class C shares offered by this prospectus. Contact your financial adviser or the Transfer Agent for more information about the Funds’ share classes and how to choose among them.

	Class A Shares	Class C Shares
Eligible Investors and Minimum Initial Investments(b)	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.
Investment Limits	None	up to $1,000,000
Conversion Features	None	None
Front-End Sales Charges(b)	5.75% maximum, declining to 0.00% on investments of $1 million or more	None
Contingent Deferred Sales Charges (CDSCs)(b)	None, except a 1.00% CDSC applies to certain investments of between $1 million and $50 million sold within one year of purchase	1.00% on investments sold within one year of purchase
Distribution and Service (12b-1) Fees	0.25% combined distribution and service fee	0.75% distribution fee 0.25% service fee

(a)	See Purchasing, Selling and Exchanging Fund Shares—Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.
(b)	See Choosing a Share Class—Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

Choosing a Share Class

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisers, third party administrators and other financial

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intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Class A Shares—Front-End Sales Charge

You will pay a front-end sales charge when you buy Class A shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for more information.

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account and base the sales charge on the aggregate amount. This approach is designed to assure that you pay the lowest applicable sales charge possible. See Choosing a Share Class—Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

The front-end sales charge you will pay on Class A shares depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and is based on the total amount of your purchase and the value of your account.

Class A Shares—Front-End Sales Charge—Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	1.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all Columbia Funds and Excelsior Funds for purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	1.00% on purchases from $1 million up to $3 million, 0.50% on purchases of $3 million up to $50 million and 0.25% on amounts of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d)	For certain group retirement plans, selling and/or servicing agents are eligible to receive a 1.00% commission from the Distributor on all purchases up to $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

Class A Shares—CDSC and Commissions

In some cases, you will pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated $1 million to $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class A shares, the Funds will first redeem any shares that are not subject to a CDSC followed by those you have held the longest. The CDSC on Class A shares does not apply to retirement plans buying through a fee-based program.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 5.75% of the offering price per share when you buy Class A shares. The Distributor funds the commission through the applicable sales charge. The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

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Purchasing, Selling and Exchanging Fund Shares

Choosing a Share Class

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Class C Shares—Sales Charges

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions, and

•	generally declines each year until there is no sales charge for selling shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, the Funds will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

Class C Shares—CDSC and Commissions

You will pay a CDSC of 1.00% when you sell Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you are selling were bought through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details.

The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares. The Distributor seeks to recover this commission through distribution fees it receives under the Funds’ distribution plans and any applicable CDSC applied when you sell your shares. See Choosing a Share Class—Distribution and service fees for details.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of the Funds. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation, you may combine the value of eligible accounts (regardless of class) maintained by you and your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts, the Funds will use the current public offering price per share.

Second, by making a statement of intent to purchase additional shares, you may pay a lower sales charge on all purchases of Class A shares made within 13 months of the date of your statement of intent. Your statement of intent must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. If you do not complete the purchases described in your statement of intent within 13 months, you will be charged the applicable sales charge on the amount you have invested to that date. To calculate the total value of the purchases you have made under a statement of intent, the Funds will use the historic cost (i.e. dollars invested) of the shares held in each eligible account.

To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. It is the responsibility of you and your financial advisor to ensure that you receive discounts for which you are eligible; the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

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Purchasing, Selling and Exchanging Fund Shares

Choosing a Share Class

Eligible Accounts

The types of accounts that are eligible for the account value aggregation purposes described above are:

•	individual accounts,

•	joint accounts,

•	certain IRA accounts,

•	certain health savings accounts,

•	certain trust accounts, and

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts.

Eligible accounts include those registered in the name of the broker/dealer or other financial intermediary through which you own shares of the Columbia Funds or Excelsior Funds. Eligible accounts do not include Columbia Funds Class R or Class Z share accounts or accounts holding institutional share classes of the Columbia Money Market Funds (Capital Class shares, Liquidity Class shares, Adviser Class shares, Investor Class shares, Trust Class shares, Institutional Class shares and Marsico shares), each of which is not offered by this prospectus.

Front-End Sales Charge Waivers

Certain investors may buy Class A shares of the Funds at net asset value, which excludes any front-end sales charge that would otherwise apply. These investors include affiliates of the Funds, broker/dealers, investors in wrap fee programs, investors through fee-based advisors, certain retirement plans, certain health savings accounts, as well as investors using the proceeds of sales of Fund shares or of certain Bank of America trust or similar accounts. Restrictions may apply to certain accounts and certain transactions.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Funds. This could happen because of the way in which you originally invested in the Funds, because of your relationship with the Columbia Funds or Excelsior Funds or for other reasons.

Generally, a CDSC that would otherwise be applied may be waived for sales made under the Systematic Investment Plan or in connection with the death or post-purchase disability of a shareholder; certain medical expenses; charitable gifts; involuntary and tax-related sales; and agreements by selling and/or servicing agents to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions.

The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, consult the SAIs.

Distribution and Service (12b-1) Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Boards of Directors/Trustees of the Funds have approved, and the Funds have adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of the Funds’ assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, Advisers, and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds and Excelsior Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds and/or Excelsior Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds and/or Excelsior Funds distributed by the

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Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally expected to be between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds and/or Excelsior Funds (other than the Columbia Money Market Funds) attributable to the intermediary. The Distributor, Advisers, and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Funds.

The Distributor, Advisers, and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support are expected to vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Boards of Directors/Trustees of the Funds have authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of the average aggregate value of a Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by a Fund are borne by the Distributor or other Bank of America affiliates. The Distributor, Advisers, and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, Advisers, and other Bank of America affiliates are paid out of the Distributor’s, Advisers’ and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. The Funds offer other classes of shares not covered by this Prospectus. The amounts paid to intermediaries and the basis on which payments for such other share classes are made may vary from the amounts discussed above. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a Fund or a particular share class over others.

Transaction Rules and Policies

Sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services. The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial adviser. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

The Funds may refuse any order to buy or exchange shares. If this happens, we will return any money we have received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually

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at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and a Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign markets are open. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call (800) 345-6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Excelsior Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application. To place orders by telephone, call (800) 422-3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Transfer Agent will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, a Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Shareholder Services at (800) 345-6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. A Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

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Small Account Policy—Accounts Below $250

Excelsior Funds generally will automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund or Excelsior Fund in which you hold the same class of shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review the website at www.columbiafunds.com, call (800) 345-6611 or contact your financial adviser for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Excelsior Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy—Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of the same class of shares of another Columbia Fund or Excelsior Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call (800) 345-6611 or contact your financial adviser for more information.

We reserve the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Opening an Account and Placing Orders

Excelsior Funds encourage you to consult with a financial adviser who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial adviser who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Purchasing Shares

Eligible Investors

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

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Minimum Initial Investments

The minimum initial investment for Class A and Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment in Class A or Class C shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial intermediary to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund or Excelsior Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase. Call Shareholder Services at (800) 345-6611 for details.

Wire Purchases

You may buy Class A or Class C shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at (800) 422-3737.

Electronic Funds Transfer

You may buy Class A or Class C shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at (800) 422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A shares at the public offering price per share because purchases of Class A shares are generally subject to a front-end sales charge.

•	You buy Class C shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Funds reserve the right to cancel your order if they do not receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A or Class C shares sale proceeds be wired to your bank account by calling the Transfer Agent at (800) 422-3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class A or Class C shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at (800) 422-3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A and/or Class C shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial adviser to set up the plan. Your account balance generally must be

34

at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you have opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You will not pay a CDSC on Class A or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, the Transfer Agent will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Transfer Agent 30 days notice in writing or by calling the Transfer Agent at (800) 422-3737. It is important to remember that if you withdraw more than your investment in the Fund is earning, you will eventually use up your original investment.

In-Kind Distributions

The Funds reserve the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event a Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you are selling and the balance will be remitted to you.

•

If you sell your shares directly through the Transfer Agent, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling and/or servicing agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, the Transfer Agent will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.
•

The Transfer Agent can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies.

Exchanging Fund Shares

You can generally sell shares of a Fund to buy shares of the same class of another Columbia Fund or Excelsior Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund or Excelsior Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A and/or Class C shares of a Fund by exchanging $100 or more each month from another Columbia Fund or Excelsior Fund for shares of the same class of a Fund at no additional cost. Contact the Transfer Agent or your financial adviser to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Shareholder Services at (800) 345-6611. A sales charge may apply when you exchange shares of a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Purchasing, Selling and Exchanging Fund Shares

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund or Excelsior Fund. Some exceptions apply.

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•	A sales charge may apply when you exchange shares of a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Columbia Fund or Excelsior Fund and ends when you sell the shares of the Columbia Fund or Excelsior Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Columbia Fund or Excelsior Fund.

•	The rules for buying shares of a Columbia Fund or Excelsior Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund or Excelsior Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund or Excelsior Fund that is accepting investments.

•	A Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

Householding

The Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 345-6611 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares

Right to Reject or Restrict Share Transaction Orders—Each Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board of Directors/Trustees has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Funds discourage and do not accommodate excessive trading.

The Funds reserve the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, a Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if a Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to a Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase, as described below.

Specific Buying and Exchanging Limitations—If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund or Excelsior Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by a Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, a Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in a Fund using a “fund of funds” structure. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

Each Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds from Fund

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shares that you redeem (either by sale or exchange into another Fund) within 60 days of buying them. To determine which shares you are selling in a transaction, the Transfer Agent generally applies a first-in, first-out approach. This means that the Transfer Agent will deem those shares that you have held the longest to be sold first, followed by increasingly recently purchased shares. When selling or exchanging shares of a Fund that you acquired by a previous exchange, the period you held shares of the first Fund prior to first exchange will not be considered in determining whether the redemption fee applies to the second sale or exchange. When it does apply, the redemption fee is paid to the Fund from which you are redeeming shares (either by sale or exchange into another Fund).

The redemption fee described above will not be imposed if you qualify for a waiver and the Transfer Agent has received proper notification of your qualification. The Transfer Agent will redeem any shares that are eligible for a waiver first. Please be aware that it is the responsibility of you and your financial advisor to notify the Transfer Agent that you may qualify for a waiver before you buy or sell your shares.

The categories of transactions which qualify for a waiver of the redemption fee are as follows:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner,

•

shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit-sharing and money-purchase pension plans, where the Fund does not have access to information about the individual participant account activity, but not where the Fund has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts,

•

shares sold by certain investment funds that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for excessive trading practices (the Adviser or its affiliates may manage certain of the approved investment funds),

•

shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for excessive trading practices,

•

shares sold by accounts where the Fund has received information reasonably satisfactory to the Adviser indicating that financial intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders,

•	shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser,

•	shares that were bought with reinvested distributions,

•	shares that are sold or exchanged through Excelsior Funds’ Systematic Withdrawal Plan or Systematic Exchange Feature, or similar affiliated or unaffiliated automated plans, and

•

the following retirement plan distributions: lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan); and distributions from an IRA or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/ 2 .

Certain financial intermediaries may not assess a redemption fee on certain categories of redemptions that they believe do not present significant excessive trading practices concerns (such as Systematic Withdrawal Plan redemptions). For a discussion of the effects of excessive trading practices, see Purchasing, Selling and Exchanging Shares—Transaction Rules and Policies.

Conversely, certain financial intermediaries may assess a redemption fee on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial intermediary. Excelsior Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Excelsior Funds’ ability to assess redemption fees or apply waivers is generally limited by the policies of financial intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial intermediaries that maintain accounts. You should check with your financial intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time period.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Funds take various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information.

37

However, the Funds receive buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact a Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite a Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, a Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to a Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Funds believe to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of a Fund’s shares held by other shareholders.

Similarly, to the extent that a Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because a Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in “good form”. An order in “good form” is described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the Evaluation Time)). So, for you to receive the current business day’s NAV, the Fund’s transfer agent must receive your purchase request in good form before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

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The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the Emerging Markets Fund, which distributes dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive dividends and distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods. Distributions from the Funds, to the extent that their in-

39

come is attributable to distributions from REITs, generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the Emerging Markets Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since this Fund is expected to hold predominantly securities of foreign companies, this Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

40

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts 02111

More information about each Fund is available through the following:

Statements of Additional Information (SAIs)

The SAIs dated October 1, 2007 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone: Call (800) 345-6611

By Mail: Excelsior Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, Massachusetts 02266-8081

By Internet: www.columbiafunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

EXC-36/135397-1007

EXCELSIOR FUNDS TRUST

Equity Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the Fund (as defined below) dated October 1, 2007 (the “Prospectuses”). This SAI pertains to Class A and Class C shares (together, the “Shares”) of the Equity Opportunities Fund (the “Fund”) of Excelsior Funds Trust. A copy of the Prospectus may be obtained by writing Excelsior Funds Trust, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, Massachusetts 02266-8081, or by calling (800) 345-6611. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the annual reports to the Fund’s shareholders for the fiscal year ended March 31, 2007 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 345-6611.

The Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 345-6611, and on the Fund’s website at http://www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. The Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994. In addition to Class A and Class C shares, the Fund offers two other classes of shares: Shares class and Institutional Shares.

The Fund is advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”) (the “Adviser”).

Investment Restrictions

EQUITY OPPORTUNITIES FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Fund as set forth in the Prospectuses.

In addition to the Fund’s principal investment strategies, the Fund may have certain investment policies, and may use certain other strategies, or engage in other investment practices that are not principal strategies. Some of these strategies and practices are described below.

During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

The Fund may invest directly or indirectly in the securities of foreign issuers.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Set forth below are descriptions of certain types of portfolio investments and associated risk factors applicable to the Fund as indicated in the headings below.

ADRs, EDRs and GDRs

The Fund may invest in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”) and other similar instruments.

ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

Asset-Backed Securities

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements

The Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (“SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

The Fund participates in committed and uncommitted lines of credit provided by State Street Bank and Trust Company (“Lines of Credit”). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. Information about specific borrowings, if any, by a Fund under the uncommitted line of credit over the last fiscal year, if any, can be found in its annual report to shareholders.

As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Under the uncommitted line of credit, as opposed to the committed line of credit, State Street Bank and Trust Company (“State Street”) is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Debt Securities and Convertible Securities

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Certain of the Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P) may have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Certain Funds can invest in lower-rated securities, also known as “junk bonds.” Junk bonds are considered speculative and involve a greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments that is the case with higher grade bonds. See “Rating on Debt Securities.”

Funds may acquire zero coupon obligations when consistent with their investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Derivative Contracts and Securities

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Foreign Investment Risks

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are generally less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Fund might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Fund can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Forward Foreign Currency Exchange Contracts

In accordance with its investment objectives and policies, the Fund may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund must segregate liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options

The Fund may invest in futures contracts and related options. These contracts may include interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

A Fund may enter into futures transactions in order to hedge against changes in market values of securities which the Fund holds or intends to purchase, including to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Fund will engage in futures transactions only to the extent permitted by the CFTC and the SEC. Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. When investing in futures contracts, the Fund must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. The Fund will limit its transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See “Options on Futures Contracts,” below. See Appendix B for further discussion of futures contracts and options.

Government Obligations

The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

Guaranteed Investment Contracts

The Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies.

Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, the Fund intends to invest 5% or less of its net assets in GICs during the current year.

Illiquid Securities

The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees of the Trust (the “Board”). If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

Investment Company Securities

The Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Fund may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder. Except as otherwise permitted under the 1940 Act and the rules and regulations thereunder, the Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

The MLPs the Fund may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the

MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Options

Purchasing Put and Call Options

The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may purchase options in an amount not exceeding 5% of the Fund’s net assets. The options may relate to particular securities or various stock and bond indices.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Writing Covered Call Options

The Fund may engage in writing covered call options (options on securities owned by the Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written.

Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options on Futures Contracts

The Fund may purchase options on the futures contracts described above under “Futures Contracts.” A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Portfolio Turnover

The Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Preferred Stock

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Ratings on Debt Securities

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix A to this Statement of Additional Information.

REITs

The Fund may invest in real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements

The Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Fund’s custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending

To increase return on its portfolio securities, a Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Special Risk Factors – Investments in Smaller Companies

The equity securities of medium and smaller companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments

The Fund may invest in commercial paper consisting of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non- negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

The Fund will limit its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board. The Fund may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Technology Securities

The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependant on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund’s investment in technology companies may subject it to more volatile price movements.

When-Issued and Forward Transactions

The Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will segregate liquid assets equal to the amount of the commitment.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of its investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Board without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its Board, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Fund, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Fund’s website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Trust or the Chief Legal Officer (the “CLO”) of the Trust. The Company’s administrator, Columbia Management Advisors, LLC, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Trust any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

The Fund may also disclose more current portfolio holdings information as of specified dates on the Fund’s website.

The Fund currently has ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the CCO or the CLO. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

Identity of Recipient	Compensation/ Consideration Received	Conditions/Restrictions on Use of Information	Frequency of Disclosure
Perform	None	Performs analytics.	Ad-hoc
YieldBook	None	Performs analytics.	Ad-hoc

As described in the Policy, portfolio holdings information is provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Board.

The entities to which the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information provided. Neither the Trust nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Trustee is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)
INDEPENDENT TRUSTEES

Rodman L. Drake Year of Birth: 1943	Trustee; Chairman, Full Board	Trustee since 1994	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 – Director,

Parsons Brinckerhoff, Inc.

(since 1995)

BOARD 2 — Director,

Jackson Hewitt Tax Service Inc.

(since June 2004).

BOARD 3 – Crystal River Inc.

(since March 2005)

BOARD 4 — Director,

Student Loan Corporation

(since May 2005).

BOARD 5 – Celgene Corporation

(since May 2006).

BOARD 6 – Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Trustee; Chairman, Investment Oversight Committee	Trustee since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)

Jonathan Piel Year of Birth: 1938	Trustee	Trustee since 1994

Cable television producer and website designer; Editor, Scientific American

(1984-1986), and Vice President,

Scientific American Inc., (1986-1994);

Director, National Institute of Social Sciences; Member Advisory Board,

The Stone Age Institute, Bloomington, Indiana.

27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

John D. Collins Year of Birth: 1938	Trustee; Chairman, Audit and Compliance Committee	Trustee since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director,

Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting of Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.

(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each independent trustee retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.

(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

•

The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three independent trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be independent trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

•

The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Fund’s shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be independent trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

Effective July 1, 2006, each independent trustee receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each independent trustee receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each independent trustee received an annual fee of $100,000. The Trustees may hold various other directorships unrelated to the Funds. The employees of the Adviser or of its affiliates do not receive any compensation from the Trust for acting as officers of the Trust.

The following table summarizes the dollar range of shares beneficially owned by each trustee in the Funds and all funds overseen by the director in the “family of investment companies” as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
Independent Trustee
Rodman L. Drake	Equity Opportunities Fund: $10,001 - $50,000	Over $	100,000
Morrill Melton Hall, Jr.	Equity Income Fund: Over $100,000 Mid Cap Value and Restructuring Fund: $10,001 - $50,000 High Yield Fund: $1 - $10,000 Equity Opportunities Fund: $10,001 - $50,000	Over $	100,000
Jonathan Piel	High Yield Fund: $10,001 - $50,000	Over $	100,000
John D. Collins	None	Over $	100,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds Complex. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s independent directors/trustees in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500	$5,814		$32,500
ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665
RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345
MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284
JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259
MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559
NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215
WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds. Effective July 1, 2007, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are no longer part of the Schwab Mutual Fund Family.

*	Resigned from the Board effective June, 2006.

**	Resigned from the Board effective August, 2006.

***	Resigned from the Board effective July 1, 2007.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of independent trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser

The Fund is advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of the Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2007, U.S. Trust had approximately $101.9 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by the Fund or reimburse expenses (excluding interest, taxes and certain non-routine expenses) to keep a Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$1,367,098	$640,058	$50,696

For the fiscal years ended March 31, 2007, 2006 and 2005, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$475,587	$324,216	$100,187

The investment advisory agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreements, except that the Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USTNA has undertaken in the investment advisory agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets (000)	Number of accounts	Assets (000)	Number of accounts	Assets (000)
Richard Bayles	2	$738,902	1	$547,410	217	$1,132,989
Fatima Dickey	2	$738,902	—		173	415,445

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio managers is based on performance, as of March 31, 2007.

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets ($000)	Number of accounts	Assets ($000)	Number of accounts	Assets ($000)
Richard Bayles	—	—	—	—	—	—
Fatima Dickey	—	—	—	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Richard Bayles	33% - Common Stock For Trusts Common Trust Fund 67% - Excelsior Equity Opportunities Fund	Lipper Large Cap Core Funds Average Lipper Multi-Cap Core Equity Funds Average

Fatima Dickey	Excelsior Equity Opportunities Fund	Lipper Multi-Cap Core Equity Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Fund. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. Bayles, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the funds for which he has management responsibility. In addition, Mr. Bayles’s Bonus Accounts include a common trust fund account in addition to one of the Funds which he manages. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, the Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Adviser than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager.

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Richard Bayles	Equity Opportunities Fund					X
Fatima Dickey	Equity Opportunities Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

Other Services

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Trust’s administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Prior to September 17, 2007, CMA was responsible for oversight of the activities of the sub-administrator, BISYS Fund Services Ohio, Inc.; the sub-administrator provided the Fund with general administrative and operational services pursuant to the Administration Agreement. Prior to a restructuring that took effect July 1, 2007, USTA served as administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Fund, furnishing the Fund with clerical, accounting and bookkeeping services, and performing certain other services required by the Fund. BISYS also acted as the fund accounting agent for the Trust and pursuant to a fund accounting agreement with the Fund, computed the net asset value, net income, and realized capital gains or losses of the Fund.

CMA serves as administrator and BISYS also served as sub-administrator to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., which are also advised by the Adviser and its affiliates. For services provided to all of the investment portfolios of the Trust, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds, Inc., CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds, Inc.

For all Funds (excluding the International Funds of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

Administration fees payable by each portfolio of the Trust, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$370,773	$194,157	$29,431

For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$11,224	$—	$1,008

Expenses

Except as otherwise noted, the Adviser and the Administrators bore all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include: taxes; interest; fees (including fees paid to the Trust’s Trustees and officers who are not affiliated with the or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Pricing and Bookkeeping Services

CMA is responsible for providing certain pricing and bookkeeping services to the Fund.

Effective September 17, 2007, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with CMA pursuant to which CMA monitors, budgets and approves Fund expenses, provides oversight of the performance by State Street Bank and Trust Company (“State Street”) of accounting and financial reporting services, and provides services related to the Sarbanes-Oxley Act of 2002. Under the Services Agreement, the Fund reimburses CMA for out-of-pocket expenses, direct internal costs relating to fund accounting oversight, monitoring, budgeting and approving Fund expenses, and direct internal costs incurred in connection with the requirements of the Sarbanes-Oxley Act of 2002.

Also, effective September 17, 2007, the Fund entered into a Financial Reporting Services Agreement with CMA and State Street (the “Financial Reporting Services Agreement”) pursuant to which State Street provides certain financial reporting services, such as the preparation of a Fund’s financial information for shareholder reports and SEC filings. Also effective September 17, 2007, the Fund entered into an Accounting Services Agreement with CMA and State Street (together with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services, including but not limited to, the recording of general ledger entries and the calculation of daily expenses and income. Under the State Street Agreements, the Fund pays State Street annual fees for these services, payable monthly, totaling $38,000 plus an additional fee based on an annualized percentage rate of such Fund’s assets. Under the State Street Agreements, the fees payable to State Street will not exceed $140,000 annually in the aggregate for each such Fund.

Transfer Agent

Columbia Management Services, Inc. acts as transfer agent (the “Transfer Agent”) for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, Massachusetts 02286-8081. The Transfer Agent is a registered transfer agent and is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC. Under the transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc. (the “Transfer Agency Agreement”), the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. The Fund pays the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

The Transfer Agent retains Boston Financial Data Services, Inc./DST Systems, Inc. (“BFDS/DST”), 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Prior to September 17, 2007, State Street Bank and Trust Company served as the transfer agent of the Funds.

Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Fund’s Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Prior to September 17, 2007, J.P. Morgan Chase Bank served as the custodian of the Funds.

Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the Shares of the Funds (the “Distributor”). Its address is: One Financial Center, Boston, MA 02111. Columbia Management Distributors, Inc. is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC.

Between August 1, 2007 and September 17, 2007, Foreside Distribution Services, L.P. was the distributor of the Funds. Between January 1, 2005 and August 1, 2007, BISYS Fund Services Limited Partnership served as the distributor of the Funds. Prior to January 1, 2005, Edgewood Services, Inc. served as distributor.

Distribution Obligations

Pursuant to a distribution agreement between the Trust, on behalf of the Fund, and the Distributor (the “Distribution Agreement”), the Distributor, as agent, sells Shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or Columbia Management Services, Inc. (the “Transfer Agent”). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of Shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of Shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan (the “Distribution Plan”) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its independent trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Distribution Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares and Class C shares of the Fund. Under the Distribution Plan, the Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets attributed to Class A and Class C shares. The Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its C shares. This arrangement may be modified or terminated by the Fund at any time.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, and the Class C Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Board, including a majority of the independent trustees, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval. Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

The Fund participates in joint distribution activities with other open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by the Distributor (the “Columbia Funds Family”). The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

The Fund may engage in short-term trading to achieve its investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Fund’s portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Fund, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act.

During the last three fiscal years, the Trust paid brokerage commissions on behalf of the Fund as shown in the table below. None of the brokerage commissions were paid to an affiliated person of the Fund, the Investment Adviser, or the Fund’s distributor at the time of the transaction.

	2007	2006	2005
Equity Opportunities Fund	$262,899	$178,123	$110,840

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The investment advisory agreement between the Trust and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the investment advisory agreement authorizes the Adviser, to the extent permitted by law and subject to the review of the Board, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the investment advisory agreement, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Fund. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Fund will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Fund itself.

Among the types of research services that might be received in consideration of the Fund’s portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Fund’s portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Fund’s portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

During the fiscal year ended March 31, 2007, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Equity Opportunities Fund	$137,419,868	$195,521

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the close of the most recent fiscal year. As of March 31, 2007, the Fund held the following securities of the Trust’s regular brokers or dealers or their parents:

Fund / Security	Security Type	Principal Amount (in thousands)
Equity Opportunities Fund
Lehman Brothers, Inc.	Equity	$2,908
J.P. Morgan Securities	Debt	$13,082

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Fund is open for business each day except for days on which the NYSE is closed. The Fund determines the net asset value (“NAV”) of its shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of the Fund’s assets less its liabilities divided by the number of the Fund’s outstanding shares.

The Board has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Fund in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to Adviser the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Board, the Fund uses certain pricing services to provide values for its portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund business day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith. In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon the changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the time the Fund calculates its NAV.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Fund. Its principal address is 125 High Street, Boston, MA 02110. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) was terminated by the Board of Trustees and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Fund’s March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which

E&Y served as independent registered public accounting firm for the Trust, there was no disagreement between E&Y and the Trust on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Fund’s March 31, 2004 financial statements. A copy of such financial statements is available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In order to qualify for treatment as a registered investment company (“RIC”), the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any and any undistributed amounts from prior years. The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund receives income generally in the form of dividends and interest on its investments. The Fund’s income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income, rather than interest income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of the Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has five series, although additional series may be established from time to time.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of independent trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and the Fund, its shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C (Routine Issues) and Appendix D (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

CODE OF ETHICS

The Trust, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 27, 2007, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each share class of the each fund of the Trust, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

As of September 27, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding Shares class shares. The Fund believes that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Charles Schwab & Co Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.07%	Record

Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	59.58%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	15.21%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	13.24%	Record

As of September 27, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding Institutional class shares. The Fund believes that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	71.65%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	13.56%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	8.44%	Record

SEI Private Trust Company c/o Mellon Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	5.38%	Record

Appendix A – Description of Securities Ratings

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

•	Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

Appendix B – Futures Contracts and Options

The Fund may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

Appendix C – Routine Issues

The Adviser will vote the following items as recommended by management of the issuer because the Adviser believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Adviser’s clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters- including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters- including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7.	Remuneration Report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

Appendix D - Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent –We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)	Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association –We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change are in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)

Proposals Prohibiting Dealings with Certain Countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)	Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Adviser, the procedures set forth in Appendix E will be followed.

8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

Appendix E – Conflicts Procedures

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Adviser

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Adviser is affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Adviser may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

EXCELSIOR FUNDS TRUST

FORM N-lA

PART C. OTHER INFORMATION

ITEM 23.	Exhibits.

(a)	(1)	Trust Instrument of the Registrant dated as of April 27, 1994 (1).

	(2)	Certificate of Amendment of Certificate of Trust dated July 10, 2001 (8).

	(3)	Amended and Restated Schedule A to Trust Instrument of the Registrant (11).

(b)	(1)	By-Laws of the Registrant (1).

	(2)	Amendment dated July 28, 2000, to Amended and Restated Bylaws of Registrant (8).

	(3)	Amendment dated June 15, 2007 to Amended and Restated Bylaws of Registrant (16).

(c)	Articles IV, V and VI of Registrant’s Trust Instrument.

(d)	(1)	Investment Advisory Agreement dated July 1, 2007, among Registrant, UST Advisers, Inc., and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division with respect to the Equity Opportunities, Equity Income, High Yield, and Mid Cap Value and Restructuring Funds (17).

	(2)	Investment Advisory Agreement dated July 1, 2007, among Registrant, UST Advisers, Inc., and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division, with respect to the International Equity Fund (17).

(e)	(1)	Distribution Agreement dated September 16, 2007, between Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds, Inc. and Columbia Management Distributors, Inc. (18).

	(2)	Form of Mutual Fund Sales Agreement (18).

(f)	None.

(g)	Master Custodian Agreement dated September 17, 2007 between Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds, Inc. and State Street Bank and Trust Company (18).

(h)	(1)	Administration Agreement dated September 17, 2007 between Columbia Management Advisors, LLC, and, individually and not jointly, each of Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. (18).

(2)

Pricing and Bookkeeping Oversight and Services Agreement dated September 17, 2007 by and between individually and not jointly each of Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. and Columbia Management Advisors, LLC (18).

(3)

Accounting Services Agreement dated September 17, 2007 by and among Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., Columbia Management Advisors, LLC, severally and not jointly, and State Street Bank and Trust Company (18).

(4)

Financial Reporting Services Agreement dated September 17, 2007 by and among Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., Columbia Management Advisors, LLC, severally and not jointly, and State Street Bank and Trust Company (18).

	(5)	Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement by and among Columbia Management Services, Inc., Columbia Management Advisors, LLC, and individually and not jointly, each of Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. (18).

	(6)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (14).

	(7)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement with respect to the Equity Income and Mid Cap Value Funds’ Retirement Shares class (14).

	(8)	Credit Agreement dated December 12, 2006, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and JPMorgan Chase Bank NA (16).

	(9)	Expense Waiver Agreement dated June 15, 2007 (17).

	(10)	Form of Shareholder Servicing Agreement (14).

(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP (18).

(j)	Consent of PricewaterhouseCoopers LLP (18).

(k)	None.

(l)	(1)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated March 1, 1996 relating to shares of the Optimum Growth and Mid Cap Value Funds (2).

	(2)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated August 22, 1997 relating to Trust Shares of the Balanced and International Equity Funds (3).

	(3)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the High Yield Fund (8).

	(4)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Institutional Shares of the High Yield Fund (8).

	(5)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the Equity Income Fund and Shares and Institutional Shares of the Enhanced Tax Managed International Fund (11).

	(6)	Purchase Agreement between the Registrant and Edgewood Services relating to Shares and Institutional Shares of the Equity Core Fund (11).

(m)	(1)	Form of Amended and Restated Distribution Plan and Form of Distribution Agreement for Shares class (7).

	(2)	Class A Shares Shareholder Servicing and Distribution Plan for Registrant’s Equity Opportunities Fund (18).

	(3)	Class C Shares Shareholder Servicing Plan for Registrant’s Equity Opportunities Fund (18).

	(4)	Class C Shares Distribution Plan for Registrant’s Equity Opportunities Fund (18).

	(5)	Distribution Plan for the Equity Income and Mid Cap Value Funds’ Retirement Shares class (12).

(n)	(1)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (18).

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant (15).

	(2)	Investment Adviser Code of Ethics (15).

	(3)	Code of Ethics of Columbia Management Distributors, Inc. (18).

(q)	Powers of Attorney for Rodman L. Drake, John D. Collins, Morrill Melton Hall, Jr., Jonathan Piel, Michael G. Clarke, Christopher L. Wilson and J. Kevin Connaughton (17)

Notes:

(1)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, as filed with the SEC on June 13, 1995.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1996.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1997.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, as filed with the SEC on May 28, 1999.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement, as filed with the SEC on May 26, 2000.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, as filed with the SEC on July 28, 2000.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, as filed with the SEC on August 15, 2000.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant to Excelsior Institutional Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 30, 2001.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 31, 2002.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2004.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 30, 2004.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 27, 2005.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2005.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 31, 2006.

(16)	Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 29, 2007.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 31, 2007.

(18)	Filed herewith.

ITEM 24.	Persons Controlled by or under Common Control with Registrant.

The Registrant may be deemed to be under common control with the following open-end management investment companies: Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

ITEM 25.	Indemnification.

Article IX of Registrant’s Trust Instrument, incorporated herein by reference to Exhibit (a) hereto, provides for the indemnification of Registrant’s trustees and officers.

Indemnification of Registrant’s service providers is provided for in the various agreements with such service providers that are filed as exhibits to Registrant’s Registration Statement and Post-Effective Amendments thereto.

The trustees and officers of the Registrant and the personnel of the Registrant’s administrators are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Certain of former trustees have entered into contractual arrangements with the Registrant regarding continued insurance coverage and continued right to indemnification and limitation of liability protection. Certain intermediaries who make shares of the Funds available for sale to their customers will only enter into contractual arrangements with the Distributor of the Funds and/or the Advisers to the Funds, but refuse to enter into contracts directly with the Funds themselves. In these situations, the Funds’ Distributor and/or Advisers, on behalf of the Funds, have agreed to indemnify the intermediary for certain acts or omissions of the Funds. The Funds, in turn, have provided corresponding indemnification to the Distributor and/or the Adviser in connection with these intermediary arrangements.

ITEM 26.	Business and Other Connections of the Investment Adviser.

(a)	UST Advisers, Inc.

UST Advisers, Inc. (“USTA”) serves as investment adviser to the Registrant’s portfolios. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by USTA and officers and directors of USTA during the past two years is incorporated by reference to Part 1A of Form ADV, including schedules A, C and D of such Form ADV, filed by USTA pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) (SEC file No. 801-60277; IARD/CRD No. 112682). Certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors’ qualifying shares) of USTA or other subsidiaries of Bank of America Corporation.

(b)	United States Trust Company, National Association:

United States Trust Company, National Association (“USTC-NA”) serves as investment adviser to the Registrant’s portfolios. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by USTC-NA and officers and directors of USTC-NA during the past two years is incorporated by reference to Part 1A of Form ADV, including schedules A, C and D of such Form ADV, filed by USTC-NA pursuant to the Advisers Act (SEC file No. 801-60281; IARD/CRD No. 112550). Certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors’ qualifying shares) of USTC-NA or other subsidiaries of Bank of America Corporation.

ITEM 27.	Principal Underwriter.

a)	Columbia Management Distributors, Inc. (CMD), a subsidiary of Columbia Management Advisors, LLC, is the Registrant’s principal underwriter. CMD acts in such capacity for each series of Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust I, Columbia Acorn Trust, Wanger Advisors Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc.

(b)	The table below lists each director or officer of the principal underwriter named above.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant

Ahmed, Yaqub	V.P.	None

Aldi, Andrew	V.P.	None

Anderson, Judith	V.P.	None

Ash, James	V.P.	None

Banks, Keith	Director	None

Ballou, Richard	Sr. V.P.	None

Bartlett, John	Managing Director	None

Berretta, Frederick R.	Director and Managing Director	None

Bozek, James	Sr. V.P.	None

Brantley, Thomas	Sr. V.P. - Tax	None

Brown, Beth Ann	Sr. V.P.	None

Claiborne, Douglas	Sr. V.P.	None

Climer, Quentin	V.P.	None

Conley, Brook	V.P.	None

Davis, W. Keith	Sr. V.P.-Tax	None

DeFao, Michael	Chief Legal Officer	None

Desilets, Marian	V.P.	None

Devaney, James	Sr. V.P.	None

Dolan, Kevin	V.P.	None

Donovan, Patrick M.	Chief Compliance Officer	None

Doyle, Matthew	V.P.	None

Emerson, Kim P.	Sr. V.P.	None

Feldman, David	Managing Director	None

Feloney, Joseph	Sr. V.P.	None

Ferullo, Jeanne	V.P.	None

Fisher, James F.	V.P.	None

Ford, David C.	V.P.	None

Gellman, Laura D.	Conflicts of Interest Officer	None

Gentile, Russell	V.P.	None

Goldberg, Matthew	Sr. V.P.	None

Gubala, Jeffrey	V.P.	None

Guenard, Brian	V.P.	None

Jones, Michael A.	Director, Chief Executive Officer and President	None

Kane, Joanne	Director	None

Lynch, Andrew	Managing Director	None

Marcelonis, Sheila	V.P.	None

Martin, William W.	Operational Risk Officer	None

Miller, Anthony	V.P.	None

Miller, Gregory M.	V.P.	None

Moberly, Ann R.	Sr. V.P.	None

Mroz, Gregory S.	Sr. V.P. - Tax	None

Nigrosh, Diane J.	V.P.	None

Owen, Stephanie	V.P.	None

Piken, Keith	Sr. V.P.	None

Pryor, Elizabeth A.	Secretary	None

Ratto, Gregory	V.P.	None

Reed, Christopher B.	Sr. V.P.	None

Roberts, Amy S.	Director	None

Ross, Gary	Sr. V.P.	None

Scully-Power, Adam	V.P.	None

Seller, Gregory	V.P.	None

Shea, Terence	V.P.	None

Sideropoulos, Lou	Sr. V.P.	None

Smith, Robin G.	Director	None

Studer, Eric	Sr. V.P.	None

Waldron, Thomas	V.P.	None

Walsh, Brian	V.P.	None

Wasp, Kevin	Corporate Ombudsman	None

Weidner, Donna M.	Treasurer and Chief Financial Officer	None

Welsh, Stephen T.	Managing Director	None

Wess, Valerie	Sr. V.P.	None

White, Lynn	V.P.	None

Wilson, Christopher	Sr. V.P.	President

Winn, Keith	Sr. V.P.	None

Yates, Susan	V.P.	None

*	The address for each individual is One Financial Center, Boston, MA 02111.

ITEM 28.	Locations of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1)	United States Trust Company, National Association, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2)	UST Advisers, Inc., 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3)	BISYS Fund Services Limited Partnership, 100 Summer Street, 15th Floor, Boston, MA 02110 (records relating to its former function as distributor).

(4)	J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913 (records relating to its former function as co-administrator and former function as transfer agent).

(5)	State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent, administrator and custodian).

(6)	BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110 (records relating to its former function as co-administrator).

(7)	J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its former function as custodian).

(8)	United States Trust Company, National Association, 114 West 47th Street, New York, New York and/or Columbia Management Advisors, LLC, One Financial Center, Boston, MA 02111 (Registrant’s Declaration of Trust, Bylaws, and Minute Books).

(9)	Columbia Management Advisors, LLC, One Financial Center, Boston, MA 02111 (records relating to its function as administrator).

(10)	Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111 (records relating to its function as distributor).

(11)	Columbia Management Services, Inc., One Financial Center, Boston, MA 02111 (records relating to its function as transfer agent).

ITEM 29.	Management Services.

Not applicable.

ITEM 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, as amended, Excelsior Funds Trust (“Registrant”) certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of October, 2007.

EXCELSIOR FUNDS TRUST

By:	/s/ Christopher L. Wilson
Christopher L. Wilson
President

Pursuant to the requirements of the 1933 Act, this PEA No. 35 has been signed below by the following persons in the capacities indicated this 1st day of October, 2007.

Signature	Title

/s/ Christopher L. Wilson	President (Principal Executive Officer)
Christopher L. Wilson

/s/ J. Kevin Connaughton J. Kevin Connaughton	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

/s/ Michael G. Clarke	Chief Accounting Officer (Principal Accounting Officer) and Assistant Treasurer
Michael G. Clarke

*	Trustee
Rodman L. Drake

*	Trustee
Morrill Melton Hall, Jr.

*	Trustee
John D. Collins

*	Trustee
Jonathan Piel

*By:	/s/ James R. Bordewick, Jr.
James R. Bordewick, Jr.,
Attorney in Fact **

**	Powers of Attorney dated July 27, 2007 for Rodman L. Drake, John D. Collins, Morrill Melton Hall, Jr., Jonathan Piel, Michael G. Clarke, Christopher L. Wilson and J. Kevin Connaughton and are incorporated by reference to Post-Effective Amendment No. 34 to Form N-1A filed on July 31, 2007.

EXCELSIOR FUNDS TRUST

Exhibit Index

(e)(1)	Distribution Agreement

(e)(2)	Form of Mutual Fund Sales Agreement

(g)	Master Custodian Agreement

(h)(1)	Administration Agreement

(h)(2)	Pricing and Bookkeeping Oversight and Services Agreement

(h)(3)	Accounting Agreement

(h)(4)	Financial Reporting Services Agreement

(h)(5)	Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement

(i)	Opinion and Consent of Legal Counsel

(j)	Consent of Independent Registered Accounting Firm

(m)(2)	Distribution/Servicing Plan — Class A shares

(m)(3)	Servicing Plan — Class C shares

(m)(4)	Distribution Plan — Class C shares

(n)	Amended and Restated Plan Pursuant to Rule 18f-3

(p)(3)	Code of Ethics of Columbia Management Distributors, Inc.